EXHIBIT 99.1

August 30, 2006

Board of Directors
Great Wall Acquisition Corporation
660 Madison Avenue
New York, New York 10021

Gentlemen:

The Company's Form 8-K filed on August 30, 2006, discloses that the previous financial statements of the Company included in the Form 10-KSB for the year ended December 31, 2005 should no longer be relied upon.

Based upon the conclusions of the Company described above, we hereby inform the Company that we have withdrawn our opinion included in the Form 10-KSB relating to the year ended December 31, 2005.

GOLDSTEIN GOLUB KESSLER LLP
New York, New York